                         LONGLEAF PARTNERS REALTY FUND
                                                                 October 1, 1996

TO OUR SHAREHOLDERS:

Longleaf Partners Realty Fund's net asset value increased 8.6% in the quarter ended September 30, 1996 and is up 26.9% since the Fund began operations on January 2. By comparison, the Wilshire Real Estate Securities Index rose 5.9% in the third quarter and is up 15.7% year-to-date.

While our history as a public fund is short, your management is extremely pleased with the early results. As shown in the table below, Longleaf Partners Realty Fund has outperformed both its primary benchmark, the Wilshire Real Estate Securities Index, and its secondary average, the NAREIT Index, in each quarter since the Fund's inception as well as for the first nine months.

                                                            WILSHIRE
                                  LONGLEAF PARTNERS        REAL ESTATE        NAREIT
                                    REALTY FUND*        SECURITIES INDEX*     INDEX*
                                  -----------------     -----------------     ------
NINE MONTHS ENDED 9/30/96               26.90%                15.73%          13.81 %
THIRD QUARTER ENDED 9/30/96              8.55%                 5.90%          6.54  %
SECOND QUARTER ENDED 6/30/96             7.84%                 4.78%          4.45  %
FIRST QUARTER ENDED 3/31/96              8.40%                 4.30%          2.27  %

Additionally, Longleaf Partners Realty Fund was the #1 PERFORMING REAL ESTATE MUTUAL FUND FOR THE FIRST QUARTER, THE SECOND QUARTER, THE FIRST SIX MONTHS, AND THE FIRST NINE MONTHS OF 1996 according to Lipper Analytical Services, Inc. which tracks 46 mutual funds with similar objectives.

Since our partners/shareholders have increased dramatically over the last three months, we are reprinting the philosophy behind Longleaf Partners Realty Fund for our new owners. We strongly believe that there are many compelling long-term investment opportunities in the diverse real estate arena, and that over time, this world will shift dramatically from private to public ownership. By applying the same value disciplines that have served us well over the past 20 years, we are highly confident that we can turn Longleaf Partners Realty Fund into another successful vehicle for compounding capital. We will strive to own financially sound, above average businesses when they are run by highly competent, trustworthy, and properly incented management teams. Furthermore, we will invest in these companies only when we can buy their shares at significant discounts to our appraisal of their business values. We believe the existing positions in your portfolio meet these investment criteria.

Unlike most real estate funds which primarily invest in REITs and focus on maximizing pre-tax dividend yields, Longleaf Partners Realty Fund seeks to maximize long-term TOTAL RETURN. To achieve this end we will pursue any company, REIT or otherwise, which has attractively priced real estate assets.

In our third quarter reports two years ago to our other two Funds' owners we outlined what our ongoing commitment would be to our fellow shareholders. We think you also should know how we intend to behave as both your advisor and your partner.

                   OUR COMMITMENT TO OUR INVESTMENT PARTNERS

     - We will treat your investment in Longleaf Partners Realty Fund as if it were our own.

     - We will remain significant investors with you in Longleaf Partners Realty Fund.

     - We will invest for the long-term in an attempt to maximize after-tax returns while always striving to minimize business, financial, purchasing power, regulatory and market risks.

     - We will choose our common stock investments based on their discount from our appraisal of their corporate intrinsic value, their financial strength, their management, their competitive position, and our assessment of their future earnings potential.

     - We will meet regulatory diversification requirements without overdiversifying our holdings.

     - We will not impose loads, holding periods, exit fees or 12b-1 charges on our investment partners.

     - We will consider closing the Fund to new investors if our size begins to restrict our ability to manage the portfolio.

     - We will discourage short-term speculators and market timers from joining us, the long-term investors.

     - We will continue our efforts to improve shareholder services.

     - We will communicate with our investment partners as candidly as possible.

In a continuing effort to further these commitments and to more properly align your interests with those of Southeastern's management and your Fund's Trustees, we have taken two additional steps to improve our corporate governance. First, we have adopted a personal securities trading policy and Code of Ethics which requires Southeastern personnel to use the Longleaf Partners Funds as the sole vehicles for their equity investments. Exceptions must be approved by our Compliance Committee. Secondly, we have approved a resolution which requires our Trustees to invest their Board compensation into shares of our three Funds.

The principals of Southeastern Asset Management, Inc., advisor to Longleaf Partners Realty Fund, continue as the Fund's largest investment group with an $18 million stake. We plan to add to our investment position.

Finally, we want to thank John R. McCarroll, Jr. for his many contributions and wise counsel to the Longleaf Partners Funds over the past nine years. John was an original Board member and our longest serving outside trustee. On August 23, 1996 The Honorable Don Sundquist, Governor of the State of Tennessee, appointed John to the position of Circuit Court Judge - Division I for the 30th Judicial District of the State of Tennessee. While the Judicial Canons of Ethics necessitate his resignation from our Board, John will remain an important investment partner in the Longleaf Partners Funds.

We welcome all of our new shareholders. We look forward to a long and successful investment partnership.

Sincerely,

/s/ C.T. Fitzpatrick, CFA       /s/ O. Mason Hawkins, CFA  /s/ G. Staley Cates, CFA
C.T. Fitzpatrick, CFA           O. Mason Hawkins, CFA      G. Staley Cates, CFA
Co-Portfolio Manager            Co-Portfolio Manager       Co-Portfolio Manager

--------------------------------------------------------------------------------

* Fund returns and those of the Wilshire Real Estate Securities Index and the NAREIT Index are shown with all dividends reinvested. The stock market indices shown are unmanaged. Past performance is no guarantee of future performance, and the value of an investment when redeemed may be more or less than the purchase price.
--------------------------------------------------------------------------------

---------------------------------------------------------------------
     LONGLEAF PARTNERS REALTY FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT SEPTEMBER 30, 1996 (UNAUDITED)
---------------------------------------------------------------------

       SHARES                        COMMON STOCK (75.3%)                             MARKET VALUE
       -------                                                                        ------------
FINANCIAL SERVICES (1.3%)
        14,500     *   White River Corporation....................................    $   899,000
                                                                                      ------------
FURNITURE (2.6%)
       236,600     *   Rhodes, Inc................................................      1,774,500
                                                                                      ------------
INSURANCE AND BROKERAGE (3.1%)
       130,000         Alexander & Alexander Services Inc.........................      2,161,250
                                                                                      ------------
PUBLISHING (3.3%)
        62,000         Knight-Ridder, Inc.........................................      2,294,000
                                                                                      ------------
REAL ESTATE INDUSTRY (65.0%)
        19,200         Alexander & Baldwin, Inc...................................        470,400
       102,000         Bradley Real Estate, Inc...................................      1,657,500
        34,000         Burnham Pacific Properties.................................        399,500
        86,000         Bay View Capital Corp......................................      3,063,750
       185,900     *   Castle & Cooke, Inc........................................      3,067,350
       106,700         Cousins Properties Incorporated............................      2,347,400
        44,000         Essex Property Trust.......................................      1,094,500
        80,000     *   First Fed Financial Corp...................................      1,580,000
        73,500         Forest City Enterprises, Inc. - Class A....................      3,601,500
        40,800         Forest City Enterprises, Inc. - Class B....................      1,999,200
        33,000         The Horsham Corporation....................................        536,250
        28,000         Louisiana-Pacific Corporation..............................        637,000
       122,000         The Pioneer Group, Inc.....................................      3,202,500
        35,000     *   Quaker City Bancorp, Inc...................................        507,500
        79,900         Rayonier Inc...............................................      3,176,025
        12,500         Reckson Associates Realty Corp.............................        464,062
       211,700     *   Red Roof Inns, Inc.........................................      2,884,413
       188,400         Sizeler Property Investors, Inc............................      1,695,600
       752,000     *   Trizec Corporation Ltd.....................................      7,144,000
        28,000     *   USG Corporation............................................        829,500
       190,200         Wolohan Lumber Co..........................................      2,020,875
       113,400         Zurn Industries, Inc.......................................      2,537,325
                                                                                      ------------
                                                                                       44,916,150
                                                                                      ------------
          TOTAL COMMON STOCKS (COST $47,112,172)..................................     52,044,900
                                                                                      ------------
SHORT TERM OBLIGATIONS (25.8%)
          Certificates of Deposit in Thrift Institutions..........................          9,000
          Passbook Savings Deposits in Thrift Institutions........................        123,000
          Repurchase Agreement with State Street Bank and Trust Company, dated
            9-30-96 due 10-1-96 at 4.75%, collateralized by $18,061,862 U.S.
           Treasury Bond due 2-15-23 (Repurchase proceeds-$17,707,336) (Cost
           $17,705,000)...........................................................     17,705,000
                                                                                      ------------
                                                                                       17,837,000
                                                                                      ------------
TOTAL INVESTMENTS (COST $64,949,172)* *....................................  101.1%    69,881,900
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................   (1.1)      (790,251 )
                                                                             -----    ------------
NET ASSETS.................................................................  100.0%   $69,091,649
                                                                             =====    =============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  5,444,172 SHARES OUTSTANDING AT SEPTEMBER 30, 1996..............................         $12.69

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                             FIVE LARGEST HOLDINGS
                  (REPRESENTS 32.0% OF NET ASSETS AT 9/30/96)

TRIZEC CORPORATION LTD. (TZC)                                              10.3%
A Canadian based commercial real estate company that owns, manages and develops primarily retail (regional and super regional malls) and office space in the U.S. and Canada.

FOREST CITY ENTERPRISES, INC. (FCE)                                         8.1%
A vertically integrated real estate company which develops, constructs, owns and manages commercial and residential real estate throughout the U.S.

THE PIONEER GROUP, INC. (PIOG)                                              4.6%
A gold mining company whose main assets are in Ghana. Pioneer Group owns timberlands in Russia, and manages, distributes, and services mutual funds both in the U.S. and overseas.

RAYONIER INC. (RYN)                                                         4.6%
A producer of wood products and specialty pulps which also owns or controls over
1.5 million acres of timberland in the U.S. and New Zealand.

BAY VIEW CAPITAL CORP. (BVFS)                                               4.4%
The holding company for Bay View Federal Bank which uses deposits and other funds to originate and purchase real estate loans and consumer loans, and serves the nine counties contiguous with San Francisco Bay through 27 branch offices and one loan production office.

                               PORTFOLIO CHANGES
                                  (UNAUDITED)
                   JANUARY 2, 1996 THROUGH SEPTEMBER 30, 1996

             NEW HOLDINGS                               ELIMINATIONS
---------------------------------------    --------------------------------------
All portfolio holdings are new in 1996     Hilton Hotels Corp.
                                           The Newhall Land and Farming Company

                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the bold heading LONGLEAF PARTNERS as follows:

                      "Partners" -- Longleaf Partners Fund
                   "Realty" -- Longleaf Partners Realty Fund
                  "Sm-Cap" -- Longleaf Partners Small-Cap Fund

                        REAL ESTATE INDUSTRY DEFINITION

The following definition appears in the Fund's Prospectus:

DEFINITION OF COMPANIES IN THE REAL ESTATE INDUSTRY. A company is considered to be in the real estate industry (residential, commercial or industrial) or a related industry if it satisfies one of the following tests:

     1. Revenues and Net Profits. At least 50% of the company's gross revenues or net profits is derived from construction, ownership, management, operation, financing, sales, or development of real estate, or from the extraction of timber or minerals from real estate owned or leased by the company either as a lessor or as a lessee under a lease granting the designated development or extraction rights, or from businesses which have a clear relationship to the ownership, management, use, operation, or development of real estate or appurtenances to real estate.

     2. Valuation of Assets. At least 50% of the company's appraised value, as determined by the Investment Counsel using its established appraisal procedures for determining intrinsic value, is attributable to the current appraised value of real estate owned or leased by the company either as lessor or as lessee, to the current appraised value of timber or minerals on such real estate, or to the current appraised value of the stream of fees or revenues to be derived from the management or operation of real estate or to the rights to extract timber or minerals from real estate.

Under the above definitions, at least 65% of the Fund's assets will be invested in companies such as real estate investment trusts; manufacturers and distributors of construction materials, equipment and building supplies; financial institutions which make or service mortgages on real estate; hotel and hotel management companies; retail chains; railroads; and lumber, paper, forest, product, timber, mining and oil companies as well as other similar types of companies which have a clear relationship to real estate or the real estate industry. A company which is engaged in one or more businesses outside the real estate industry will be considered to be in the real estate industry for purposes of evaluating compliance with the Fund's investment objective if it satisfies one of the above tests.

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
  (LOGO)       PARTNERS
               FUNDS

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
Fund Information Requests
(800) 445-9469

Shareholder Account Inquiries
(800) 488-4191




                                    (LOGO)


                                   QUARTERLY
                                     REPORT
                               September 30, 1996

                               LONGLEAF PARTNERS
                                  REALTY FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.